UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2017

SPRAGUE RESOURCES LP
(Exact name of registrant as specified in its charter)

Delaware	001-36137	45-2637964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 International Drive
Portsmouth, NH 03801
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (800) 225-1560

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
On March 13, 2017, Sprague Operating Resources LLC ("Sprague"), a wholly owned subsidiary of Sprague Resources LP ("Sprague Resources"), entered into an Asset Purchase Agreement (the "Agreement") with Carbo Industries, Inc. ("Carbo Industries"), Carbo Realty, LLC, and Paul Hochhauser (collectively, "Carbo") to acquire Carbo's Inwood and Lawrence, New York refined product terminal assets (the "Purchased Assets"). Terms used but not otherwise defined herein are used as defined in the Asset Purchase Agreement. On March 13, 2017, Sprague Resources and Carbo Industries also entered into a Unit Purchase Agreement (the "Unit Purchase Agreement") relating to the issuance of common units of Sprague Resources in connection with the transactions contemplated by the Agreement, as described in greater detail below.
The aggregate purchase price for the Purchased Assets will be (i) $70,000,000, plus (ii) the Seller Petroleum Products Inventory Amount, plus (iii) the Buyer Employee Obligations, plus (iv) the assumption of the Assumed Liabilities, plus (v) the Bonus Units. Subject to the terms of the Agreement, $38,184,000 will be paid in 120 equal monthly installments over a period of ten years following the Closing Date. In partial payment of the purchase price, Sprague Resources will issue common units to Carbo Industries having a value equal to $30,000,000 pursuant to the terms of the Unit Purchase Agreement. The price at which the common units will be issued, and the number of common units that will be issued, will be based on the volume weighted average closing price for the common units on the New York Stock Exchange for the ten trading days ending on the date of the announcement of the execution of the Agreement and the ten trading days following the announcement of the execution of the Agreement. Sprague Resources will also issue an additional number of common units equal to 1.5% of the number of common units determined in accordance with the immediately preceding sentence. The purchase price shall be subject to adjustment pursuant to the terms of the Agreement.
Each of the parties has agreed to certain customary representations, warranties and covenants in the Agreement. The consummation of the transaction is subject to the satisfaction or waiver of customary conditions, as set forth in the Agreement, including, among other things, receipt of third party and any applicable regulatory approvals.
The Agreement may be terminated at any time prior to the Closing under a number of conditions that include, but are not limited to, the following: (i) by mutual written agreement of the parties; (ii) by Sprague if there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Carbo that would give rise to the failure of certain closing conditions; (iii) by Carbo if there has been a breach, inaccuracy in or failure to perform any representation, warranty, covenant or agreement made by Sprague that would give rise to the failure of certain closing conditions; (iv) by either party if the Closing has not occurred before May 15, 2017, unless such failure was due to the terminating party’s failure to perform or comply with any of the covenants, agreements or conditions required by the Agreement; or (v) by either party if the transactions contemplated by the Agreement become illegal or are prohibited by law.

A copy of the Agreement is attached hereto as Exhibit 2.1, a copy of the Unit Purchase Agreement is attached hereto as Exhibit 10.1 and a copy of the press release of Sprague Resources regarding such agreements is attached hereto as Exhibit 99.1. Each of the foregoing exhibits is incorporated herein by reference. The descriptions of the Agreement and the Unit Purchase Agreement contained in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of the Agreement and the Unit Purchase Agreement.
The Agreement and the Unit Purchase Agreement have been included to provide security holders with information regarding their terms. These agreements are not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in such agreements were made solely for purposes of such agreements and as of specific dates, are solely for the benefit of the parties to such agreements, and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to such agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders are not third-party beneficiaries under such agreements and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto. Moreover, information concerning the subject matter of the representations and warranties may change after the date of such agreements which subsequent information may or may not be fully reflected in Sprague Resources LP’s public disclosures.
Item 3.02    Unregistered Sale of Equity Securities.
The description of the Unit Purchase Agreement set forth in Item 1.01 above is incorporated herein by reference. The Unit Purchase Agreement was entered into on March 13, 2017. Sprague Resources will be obligated to issue common units to Carbo Industries having a value of $30,000,000 pursuant to the terms of the Unit Purchase Agreement. The exact number of common units to be issued has not yet been determined, but will be equal to $30,000,000 divided by the volume weighted average closing price for the common units on the New York Stock Exchange for the ten trading days ending on the date of announcement of the execution of the Agreement and the ten trading days following the announcement of the execution of the Agreement. Sprague Resources will also issue an additional number of common units equal to 1.5% of the number of common units determined in accordance with the immediately preceding sentence. The common units are being issued as partial payment for the purchase price for the assets to be acquired by Sprague pursuant to the terms of the Agreement. The common units will be issued pursuant to the exemption set forth in Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder, based upon the investment representations made by Carbo Industries in the Unit Purchase Agreement, including its representation that it is an “accredited investor” within the meaning of Rule 501(a) of Regulation D and will be acquiring the common units for its own account and not with a view toward any distribution in violation of any securities laws.

Item 7.01    Regulation FD Disclosure.
Beginning on March 16, 2017, Sprague Resources will be sharing a presentation with its investors highlighting key points associated with Carbo's Inwood and Lawrence, New York refined product terminal assets. The presentation will be posted to the Investor Relations section of Sprague Resources' website, www.spragueenergy.com. A copy of the presentation is furnished herewith as Exhibit 99.2 and incorporated herein by reference in its entirety.
The information in this Item 7.01 and in Exhibit 99.2 attached to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Item 7.01, such Exhibit 99.2 or any of the information contained herein or therein be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Cautionary Note Regarding Forward-Looking Statements
Any statements in this Current Report on Form 8-K or press release about future expectations, plans and prospects for Sprague Resources LP, including statements about the expected timetable for consummation of the proposed transaction, and any other statements about Sprague Resources LP, or about Sprague Resources LP’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements, including the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of certain consents required in connection with the transaction which may not be obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies within the expected time-frames or at all or be unable to successfully integrate Carbo's operations into those of Sprague; the possibility that the integration of Carbo into Sprague may be more difficult, time consuming or costly than expected; resulting increases in operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers or suppliers); and, the ability of Sprague Resources GP LLC to retain certain key employees of Carbo. Other applicable risks and uncertainties related to our business have been described more fully in Sprague Resources LP’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 10, 2016, and in subsequent Form 10-Q and Form 8-K filings, and other documents filed with the SEC. Sprague undertakes no obligation and does not intend to update any forward-looking statements to reflect new information or future events. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.

Non-GAAP Measures
To supplement the financial information presented in accordance with United States generally accepted accounting principles (“GAAP”), Sprague Resources LP’s management uses certain non-GAAP financial measurements. You can find disclosures on our use of these non-GAAP measures, as well as reconciliations between GAAP and these non-GAAP measures, in Sprague Resources LP's "Non-GAAP Measures Quarterly Supplement" located in the Investor Relations section of our website, www.spragueenergy.com.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT	DESCRIPTION
2.1	Asset Purchase Agreement, dated March 13, 2017, by and among Carbo Industries, Inc., Carbo Realty, LLC, and Paul Hochhauser and Sprague Operating Resources, LLC.*
10.1	Unit Purchase Agreement dated March 13, 2017, by and among Carbo Industries, Inc. and Sprague Resources LP
99.1	Press Release of Sprague Resources LP dated March 16, 2017
99.2	Sprague Resources LP - Carbo Terminal Transaction presentation dated March 16, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRAGUE RESOURCES LP

By:	Sprague Resources GP LLC, its General Partner

By:	/s/ Paul A. Scoff
Paul A. Scoff
Vice President, General Counsel, Chief Compliance Officer and Secretary
Dated: March 16, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION
2.1	Asset Purchase Agreement, dated March 13, 2017, by and among Carbo Industries, Inc., Carbo Realty, LLC, and Paul Hochhauser and Sprague Operating Resources, LLC.*
10.1	Unit Purchase Agreement dated March 13, 2017, by and among Carbo Industries, Inc. and Sprague Resources LP
99.1	Press Release of Sprague Resources LP dated March 16, 2017
99.2	Sprague Resources LP - Carbo Terminal Transaction presentation dated March 16, 2017

*
Pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC, certain schedules to the Asset Purchase Agreement have been omitted. The registrant hereby agrees to furnish supplementally to the SEC, upon its request, any or all omitted schedules.